QuickLinks -- Click here to rapidly navigate through this document

Exhibit 4.7

SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT

        This SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT is dated as of November 8, 2001 ("Amendment") and is entered into with reference to the FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION ("Borrower"), THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

        The Borrower and the Administrative Agent (acting with the consent of the Required Lenders) agree to amend the Credit Agreement as follows:

        1.    Section 1.01—Amended Definitions.    Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms thereto, and to amend the definition of "Person" as follows:

          "Capital Lease Obligations" means all monetary obligations of a Person under any leasing or similar arrangement which, in accordance with Generally Accepted Accounting Principles, is classified as a capital lease.

          "Distribution" means, with respect to any shares of capital stock or any warrant or option to purchase an equity security or other equity security issued by the Borrower or any of its Subsidiaries, the declaration or payment by the issuer of any dividend or distribution in cash or in other property (other than capital stock, or any warrants or options to purchase an equity security or other security of such Person) on or with respect to any such security, provided that no distribution by any Subsidiary of the Borrower that is made pro rata to each of its equity holders shall be considered to be a Distribution.

          "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other debt securities or equity securities of any other Person. The amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

          "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Project Capital Expenditure" means any cash expenditure for or related to fixed assets or purchased intangibles that is treated as a capital expenditure under Generally Accepted Accounting Principles, including any amount which is required to be treated as an asset subject to a Capital Lease Obligation, but excluding any capital expenditure made to maintain, repair, refurbish or remodel any existing capital assets of Borrower or its Subsidiaries.

          "Redemption" means, with respect to any shares of capital stock or any warrant or option to purchase an equity security or other equity security issued by the Borrower, the retirement, redemption, purchase or other acquisition for cash or for other property (other than capital stock, or any warrants or options to purchase an equity security or other security of such Person) by the issuer of any such security.

        2.    Section 5.06(h)—Negative Pledge.    Section 5.06(h) of the Credit Agreement is amended to read in its entirety as follows:

    "(h)    Liens not otherwise permitted by the foregoing clauses of this Section which secure indebtedness in an aggregate principal amount which is not in excess of 10%

    of Consolidated Net Tangible Assets (determined as of the date of the incurrence of such Liens by reference to the then most recent date for which Borrower has delivered its financial statements under Section 5.01(a) or Section 5.01(b), as applicable), and encumbering assets which have a value, as determined by the board of directors of the Borrower in connection with the incurrence of each such Lien, which the board of directors of Borrower determines is reasonably related to the amount of the indebtedness secured thereby."

        3.    Section 5.09—Leverage Ratio.    Section 5.09 of the Credit Agreement is amended to read in its entirety as follows:

          "5.09    Leverage Ratio.    The Leverage Ratio will not, as of the last day of any fiscal quarter of Borrower described in the matrix below, exceed the ratio set forth opposite that fiscal quarter:

Fiscal Quarters Ending	Maximum Ratio
September 30, 2001	4.75:1.00
December 31, 2001	5.50:1.00
March 31, 2002	6.00:1.00
June 30, 2002 and September 30, 2002	6:25:1.00
December 31, 2002	5.50:1.00
March 31, 2003	5.25:1.00
June 30, 2003	4.75:1.00
September 30, 2003 and thereafter	4.50:1.00."

        4.    Section 5.10—Interest Coverage Ratio.    Section 5.10 of the Credit Agreement is amended to read in its entirety as follows:

          "5.10    Interest Coverage Ratio.    The Interest Coverage Ratio shall not, as of the last day of any fiscal quarter of Borrower, be less than the ratio set forth opposite that quarter in the matrix set forth below:

Fiscal Quarters Ending	Minimum Ratio
September 30, 2001 and December 31, 2001	2.50:1.00
March 31, 2002	2.40:1.00
June 30, 2002 and September 30, 2002	2.25:1.00
December 31, 2002 and thereafter	2.50:1.00."

        5.    New Section 5.11—Certain Covenants Contingent Upon the Leverage Ratio.    The Credit Agreement is hereby amended to add a new Section 5.11 thereto, to read in full as follows:

          "5.11    Certain Covenants Contingent Upon Leverage Ratio.    If, as of the last day of any fiscal quarter of Borrower (a "Test Date"), the Leverage Ratio exceeds (a) 5.00:1.00 as of any Test Date occurring on or before March 31, 2002, or (b) 4.75:1.00 as of any Test Date occurring after March 31, 2002 then, from and after such Test Date and until the Leverage Ratio is reduced as of any subsequent Test Date to the applicable ratio described above in this Section, Borrower shall not, and shall not permit its Subsidiaries to:

            (a)  Make or declare any Distribution which would result in the aggregate amount of the Distributions made during the twelve month period ending on the record date for such

    Distribution being in excess of $35,000,000 minus the aggregate amount of Project Capital Expenditures made pursuant to Section 5.11(b)(y);

            (b)  Make any Project Capital Expenditure following the Test Date which would result in the aggregate Project Capital Expenditures made during the period between Test Date and December 31, 2002 (the "Test Period") being in excess, or commit following the Test Date to make any Project Capital Expenditure during the Test Period which, if made, would result in the aggregate Project Capital Expenditures made during the Test Period being in excess, of the sum of (x) $125,000,000 plus (y) the difference between (i) $35,000,000, and (ii) the aggregate amount of Distributions made pursuant to Section 5.11(a);

            (c)  Make any Redemption or prepay, repurchase, redeem, retire or acquire, prior to the date when due, any Debt for borrowed money, other than (x) repayments of revolving credit facilities and (y) refinancings of outstanding Debt for borrowed money using the proceeds of Debt (other than revolving loans); or

            (d)  Make any Investment in the equity securities or debt securities of any person or entity which is not a Subsidiary of Borrower which are, when aggregated with all other such Investments made following the Test Date, in excess of $25,000,000."

        6.    Section 6.01(b).    Section 6.01(b) of the Credit Agreement is amended to read in its entirety as follows:

          "(b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.06 to 5.11, inclusive or;"

        7.    Prepayment Obligation.    Borrower hereby agrees that if, as of the date of incurrence by Borrower or any of its Subsidiaries of any Debt for borrowed money (other than any Debt incurred to refinance other outstanding Debt) which when aggregated with all other such Debt incurred following the date hereof, is in an aggregate principal amount in excess of $250,000,000, after giving pro forma effect to such incurrence and the application of the proceeds of such Debt in computing the Leverage Ratio as of the then most recently ended fiscal quarter of Borrower, such pro forma Leverage Ratio is greater than 5.00:1.00, then Borrower shall immediately apply the net cash proceeds of such Debt to prepay the outstanding Loans to the extent required to reduce the pro forma Leverage Ratio to a ratio not greater than 5.00:1.00. To the extent that the Loans hereunder are so repaid, the Commitments shall concurrently be automatically and permanently reduced by the amount of such prepayment.

        8.    Pricing Adjustment.    The definitions of "Facility Fee Rate" and "Margin Adjustment" set forth in the Pricing Schedule to the Credit Agreement are amended to read in full as follows with prospective effect from the date of this Amendment:

          "Facility Fee Rate" means (i) the lesser of (x) the rate per annum (expressed in basis points) set forth in the Pricing Matrix opposite the Applicable Debt Rating as of that date in the column headed "Facility Fee Rate" and (y) the rate per annum (expressed in basis points) set forth in the Pricing Matrix opposite the Applicable Leverage Ratio as of that date in the column headed "Facility Fee Rate" plus any (ii) applicable Margin Adjustment.

          "Margin Adjustment" means an adjustment to the Base Rate Margin, Euro-Dollar Margin, and the Facility Fee equal, (a) during each Pricing Period in which clauses (b), (c) and (d) hereof do not apply and for which the Applicable Leverage Ratio is equal to or less than 4.75:1.00, 0 basis points, (b) during each fiscal quarter ending on or before March 31, 2002 for which the Applicable Leverage Ratio is in excess of 4.75:1.00 or during any fiscal quarter ending after March 31, 2002 for which the Applicable Leverage Ratio is in excess of 4.50:1.00, 7.5 basis points with respect to the Base Rate Margin and Euro-Dollar Margin and 2.5 basis points with respect to the Facility Fee Rate, (c) during any fiscal quarter for which the Applicable Leverage Ratio is in excess of

  5.50:1.00, an additional 7.5 basis points with respect to the Base Rate Margin and Euro-Dollar Margin and an additional 2.5 basis points with respect to the Facility Fee Rate and (d) during any fiscal quarter for which the Applicable Leverage Ratio is in excess of 6.00:1.00, an additional 12.5 basis points with respect to the Base Rate Margin and Euro-Dollar Margin and an additional 2.5 basis points with respect to Facility Fee Rate, provided in each case that if Borrower fails to deliver any Compliance Certificate or Pricing Certificate on the date when required by Section 5.01, and it is ultimately determined that the Applicable Leverage Ratio would have resulted in an increased adjustment to the Base Rate Margin, the Euro-Dollar Margin or the Facility Fee Rate, then (i) the rates at which interest and Facility Fees accrue under the Credit Agreement shall be increased in accordance with this Schedule, with retroactive effect to the first day of the Pricing Period to which such Compliance Certificate or Pricing Certificate relates, and (ii) Borrower shall, within 10 Domestic Business Days of a request by the Administrative Agent, make such additional payments to the Lenders through the Administrative Agent as are required to give effect to such increased interest rates and Facility Fee Rates in respect of any payments previously made by Borrower.

        9.    Condition Precedent.    The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of:

          (a)  payment to the Administrative Agent of a fee of 5 basis points times the amount of the Commitment for the account of those Lenders which have signed consents hereto on or prior to October 26, 2001 together with an arrangement fee for the sole account of the Administrative Agent in an amount set forth in a letter agreement with the Administrative Agent; and

          (b)  written consents to the execution and delivery of this Amendment from the Required Lenders.

        10.    Representation and Warranty.    Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

        11.    Confirmation.    In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HILTON HOTELS CORPORATION

By:	/s/ MARIEL C. ALBRECHT
Name:	Mariel C. Albrecht
Title:	Senior Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ JANICE HAMMOND Janice Hammond, Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

BANK OF AMERICA, N.A. [Name of Institution]

By:	/s/ MARK GREGOR-PEARSE Managing Director

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

THE BANK OF NOVA SCOTIA [Name of Institution]

By:	/s/ M. VAN OTTERLOO Managing Director, Corporate

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

FIRST UNION NATIONAL BANK [Name of Institution]

By:	/s/ DOUGLAS A. NICKEL Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

WACHOVIA BANK, N.A. [Name of Institution]

By:	/s/ DOUGLAS A. NICKEL Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

CREDIT LYONNAIS NEW YORK BRANCH [Name of Institution]

By:	/s/ JOSEPH A. ASCIOLLA First Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

Westdeutsche Landesbank Girozentrale [Name of Institution]

By:	/s/ BARRY S. WADLER Associate Director
By:	/s/ LISA M. WALKER Associate Director

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

SOCIETE GENERALE [Name of Institution]

By:	/s/ THOMAS K. DALY Managing Director

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

BANK ONE, N.A. [Name of Institution]

By:	/s/ DENNIS J. REDPATH Director, Capital Markets

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

ARAB BANK PLC [Name of Institution]

By:	/s/ JOHN KORTHUIS Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

BANK OF HAWAII [Name of Institution]

By:	/s/ JAMES POLK Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

BNP PARIBAS [Name of Institution]

By:	/s/ JANICE S.H. HO Director
By:	/s/ TJALLING TERPSTRA Director

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

THE DAI-ICHI KANGYO BANK, LTD. [Name of Institution]

By:	/s/ CHIMIE T. PEMBA Account Officer

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

FIRST HAWAIIAN BANK [Name of Institution]

By:	/s/ CHARLES L. JENKINS Vice President, Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

First Tennessee Bank National Association [Name of Institution]

By:	/s/ JAMES H. MOORE, JR. Senior Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

The Industrial Bank of Japan, Limited [Name of Institution]

By:	/s/ VICENTE L. TIMIRAOS Joint General Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

KBC BANK, N.V. [Name of Institution]

By:	/s/ ROBERT SNAUFFER First Vice President
By:	/s/ ERIC RASKIN Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

LA SALLE BANK NATIONAL ASSOCIATION [Name of Institution]

By:	/s/ ERICA WICHLANDER Commercial Banking Officer

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

The Mitsubishi Trust and Banking Corporation [Name of Institution]

By:	/s/ KEISUKE NAKAJIMA General Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

THE NORTHERN TRUST COMPANY [Name of Institution]

By:	/s/ NICOLE D. BOEHM Second Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

U. S. BANK NATIONAL ASSOCIATION [Name of Institution]

By:	/s/ SCOTT J. BELL Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

WELLS FARGO BANK, N.A. [Name of Institution]

By:	/s/ LUCY NIXON Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

BANK OF CHINA, LOS ANGELES BRANCH [Name of Institution]

By:	/s/ HAIPING LIU Branch Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

THE BANK OF EAST ASIA, LIMITED [Name of Institution]

By:	/s/ VICTOR LI Vice President & General Manager
By:	/s/ JAMES LIN Business Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

THE CHUGOKU BANK, LTD. [Name of Institution]

By:	/s/ ATSUO KUBOTSU General Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

FLEET NATIONAL BANK [Name of Institution]

By:	/s/ BILL LAMB Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

HUA NAN COMMERCIAL BANK, LTD. LOS ANGELES BRANCH [Name of Institution]

By:	/s/ GEORGE SHENG-I CHANG Senior Vice President & General Manager

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

LBS BANK—NEW YORK [Name of Institution]

By:	/s/ ANDREW BASTONE Deputy President & Deputy CEO
By:	/s/ BENOIT K. SIMARD Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

PNC BANK NATIONAL ASSOCIATION [Name of Institution]

By:	/s/ GARY W. WESSELS Vice President

CONSENT OF LENDER

        Reference is hereby made to that certain FIVE YEAR CREDIT AGREEMENT dated as of November 30, 1999 (the "Credit Agreement") among HILTON HOTELS CORPORATION, THE BANK OF NOVA SCOTIA, FIRST UNION NATIONAL BANK AND WACHOVIA BANK, as Syndication Agents, the Lenders who are parties thereto, and BANK OF AMERICA, N.A., as Administrative Agent.

        The undersigned Lender hereby consents to the execution and delivery of the SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                        , 2001

TAIPEIBANK, NEW YORK AGENCY [Name of Institution]

By:	/s/ SOPHIA JING Vice President & General Manager

QuickLinks

SECOND AMENDMENT TO FIVE YEAR CREDIT AGREEMENT
CONSENT OF LENDER